EXHIBIT 31.2

                 MODIFIED CERTIFICATION PURSUANT TO SECTION 302
                       OF THE SARBANES-OXLEY ACT OF 2002*

         I, John D. Ronnquist, certify that:

         1. I have reviewed the financial statements being reported on Form 8-K of FiberCore, Inc.;

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

                  d) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

                  e) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of these financial statements.(the "Evaluation Date"); and

                  f) presented in these financial statements report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

         5. These financial statements have not been reviewed by an independent accountant.

         6. The registrant's other certifying officers and I have indicated in these financial statements whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                  Date: August 28, 2003         /s/ John D. Ronnquist
                                                ---------------------
                                                John D. Ronnquist
                                                Interim Chief Financial Officer

                  * The certification has been modified to reflect removal of the financial statements by independent accountants.